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                                                                    EXHIBIT 10.2


                                 PROMISSORY NOTE

                                                                 October 1, 1998
$65,000,000
                                                         Los Angeles, California


         FOR VALUE RECEIVED, AIMCO Properties, L.P., a Delaware limited partnership (the "Borrower"), promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Lender") the principal amount of SIXTY FIVE MILLION AND NO/100 DOLLARS ($65,000,000) or, if less, the aggregate amount of Loans (as such term and all other capitalized terms used but not defined herein are defined in the Credit Agreement referred to below) made by the Lender to the Borrower pursuant to the Credit Agreement referred to below, outstanding on the Revolving Facility Maturity Date or, if the Borrower duly converts the Revolving Facility to the Term Loan pursuant to the Credit Agreement, on the Term Loan Maturity Date.

                  The Borrower also promises to make principal payments and interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Payment Office. Until notified of the transfer of this Note, the Borrower shall be entitled to deem the Lender or such person who has been so identified by the transferor in writing to the Borrower as the holder of this Note, as the owner and holder of this Note. The Lender and any subsequent holder of this Note agrees that before disposing of this Note, or any part hereof, it will make a notation hereon of all principal payments previously made hereunder of the date to which interest hereon has been paid on the schedule attached hereto, if any; provided, however, that the failure to make notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

                  This Note is referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement (Unsecured Revolver-to-Term Facility) dated as of the even date herewith, (the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto, Bank of America National Trust and Savings Association, as Agent, and BankBoston N.A., as Documentation Agent. The Credit Agreement, among other things, (i) provides for the making of loans (the "Loans") by the Lender to the Borrower from time to time in an aggregate amount first above mentioned, the indebtedness of the Borrower resulting from each such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for mandatory and optional prepayments on account of principal hereof and certain principal payments prior to the maturity hereof upon the terms and conditions therein specified.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

Execution Copy                                                   Promissory Note

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                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  The Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Borrower hereby waives diligence, presentment, and protest, and except as provided in the Credit Agreement, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  This Note shall be governed by, and construed in accordance with, the laws of the state of California without giving effect to its choice of law doctrine.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the date and place first above written.

                                        AIMCO PROPERTIES, L.P.,
                                        a Delaware limited partnership

                                        By:    AIMCO-GP, INC.,
                                               a Delaware corporation,
                                               its general partner

                                               By:
                                                  ------------------------------
                                                  Peter K. Kompaniez
                                                  Vice President


                                        2                        Promissory Note
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                              TRANSACTIONS ON NOTE

=====================================================================================================================
      Date           Amount of         Amount of        Principal       Interest Paid    Interest Paid       Notation
                     Loan Made         Principal         Balance                            Through           Made By
                                         Paid
=====================================================================================================================




                                       3                         Promissory Note